                                 [LETTERHEAD]


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

     We consent to the inclusion in this registration statement on Form N-4 (File Nos. 33-03093 and 811-07615), of our report dated April 20, 1998 on our audit of the financial statements of Great American Reserve Insurance Company (which name was changed to Conseco Variable Insurance Company in October
1998). We also consent to the reference to our firm under the caption "Independent Accountants" in the Statement of Additional Information.


                                       /s/ PricewaterhouseCoopers LLP
                                           PricewaterhouseCoopers LLP

Indianapolis, Indiana
November 12, 1998